UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 4, 2015

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, SC	29606
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure

Southern First Bancshares, Inc. (the “Company”) periodically conducts meetings with various members of the financial and investing community.  In preparation for such meetings beginning on Wednesday, March 4, 2015, the Company is providing a presentation to be used by certain executive officers of the company when they speak to the various members of the financial and investing community. The presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The presentation attached as Exhibit 99.1 is deemed “furnished” to the Securities and Exchange Commission (the “SEC”), and not “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

ITEM 9.01.   Financial Statements and Exhibits

(d)       Exhibits

 Exhibit

 Number    Description

 99.1      Presentation given by certain executive officers of Southern First Bancshares, Inc. in preparation for meetings with various members of the financial and investing community being conducted beginning on Wednesday, March 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By: /s/ Michael D. Dowling Name: Michael D. Dowling Title: Chief Financial Officer

March 4, 2015